Exhibit 99.1

CAREY WATERMARK INVESTORS INCORPORATED

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Our pro forma condensed consolidated balance sheet as of September 30, 2016 has been prepared as if the significant dispositions during the first quarter of 2017 (noted herein) had occurred as of September 30, 2016. Our pro forma condensed consolidated statements of operations for the nine months ended September 30, 2016 and for the year ended December 31, 2015 have been prepared based on our historical financial statements as if the significant acquisitions and related financings during both the year ended December 31, 2015 and the nine months ended September 30, 2016 and the significant dispositions during the first quarter of 2017 had occurred on January 1, 2015. Pro forma adjustments are intended to reflect what the effect would have been had we held our ownership interests as of January 1, 2015 on amounts that have been recorded in our historical consolidated statement of operations. In our opinion, all adjustments necessary to reflect the effects of these investments have been made.

The pro forma condensed consolidated financial information for the nine months ended September 30, 2016 should be read in conjunction with our historical consolidated financial statements and notes thereto in our Quarterly Report on Form 10-Q as of and for the nine months ended September 30, 2016. The pro forma condensed consolidated financial information for the year ended December 31, 2015 should be read in conjunction with our historical consolidated financial statements and notes thereto in our Annual Report on Form 10-K for the year ended December 31, 2015. The pro forma information is not necessarily indicative of our financial condition had the significant transactions occurred on September 30, 2016, or results of operations had the significant transactions occurred on January 1, 2015, nor are they necessarily indicative of our financial position or results of operations of future periods. In addition, the provisional accounting for the dispositions is preliminary and therefore subject to change. Any such changes could have a material effect on the pro forma condensed consolidated financial information.

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CAREY WATERMARK INVESTORS INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
September 30, 2016
(in thousands)

	CWI Historical	Hampton Inn Birmingham Colonnade Disposition		Hampton Inn Frisco Legacy Park Disposition		Hilton Garden Inn Baton Rouge Airport Disposition		Pro Forma

Assets
Investments in real estate:
Hotels, at cost	$2,291,859	$—		$—		$—		$2,291,859
Accumulated depreciation	(168,723)	—		—		—		(168,723)
Net investments in hotels	2,123,136	—		—		—		2,123,136
Assets held for sale	35,226	(8,201)	A	(13,547)	A	(13,478)	A	—
Equity investments in real estate	79,643	—		—		—		79,643
Cash	72,363	(930)	B	4,434	B	3,719	B	79,586
Intangible assets, net	80,553	—		—		—		80,553
Accounts receivable	23,230	—		—		—		23,230
Restricted cash	63,073	—		—		—		63,073
Other assets	26,827	—		—		—		26,827
Total assets	$2,504,051	$(9,131)		$(9,113)		$(9,759)		$2,476,048

Liabilities and Equity
Liabilities:
Non-recourse debt, including debt attributable to Assets held for sale, net	$1,456,714	$(8,806)	A	$(8,622)	A	$(9,188)	A	$1,430,098
Senior Credit Facility	22,785	—		—		—		22,785
Accounts payable, accrued expenses and other liabilities	116,151	—		—		—		116,151
Due to related parties and affiliates	2,832	—		—		—		2,832
Other liabilities held for sale	1,236	(326)	A	(396)	A	(514)	A	—
Distributions payable	19,197	—		—		—		19,197
Total liabilities	1,618,915	(9,132)		(9,018)		(9,702)		1,591,063
Commitments and contingencies

Equity:
CWI stockholders’ equity:
Common stock	135	—		—		—		135
Additional paid-in capital	1,118,477	—		—		—		1,118,477
Distributions and accumulated losses	(300,589)	1	C	(95)	C	(57)	C	(300,740)
Accumulated other comprehensive loss	(1,900)	—		—		—		(1,900)
Total CWI stockholders’ equity	816,123	1		(95)		(57)		815,972
Noncontrolling interests	69,013	—		—		—		69,013
Total equity	885,136	1		(95)		(57)		884,985
Total liabilities and equity	$2,504,051	$(9,131)		$(9,113)		$(9,759)		$2,476,048

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

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CAREY WATERMARK INVESTORS INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
For the Nine Months Ended September 30, 2016
(in thousands except share and per share amounts)
		Pro Forma Adjustments (Including Pre-Acquisition Historical Amounts)

	CWI Historical	2016 Acquisition		Hampton Inn Birmingham Colonnade Disposition		Hampton Inn Frisco Legacy Park Disposition		Hilton Garden Inn Baton Rouge Airport Disposition		Weighted Average Shares		Pro Forma

Hotel Revenues
Rooms	$332,986	$1,056	F	$(2,405)	D	$(2,718)	D	$(3,389)	D			$325,530
Food and beverage	120,772	397	F	—	D	—	D	(447)	D			120,722
Other operating revenue	42,043	394	F	(42)	D	(46)	D	(33)	D			42,316
Total Hotel Revenues	495,801	1,847		(2,447)		(2,764)		(3,869)				488,568
Operating Expenses
Hotel Expenses
Rooms	70,979	313	G	(690)	D	(723)	D	(707)	D			69,172
Food and beverage	84,956	364	G	—	D	—	D	(416)	D			84,904
Other hotel operating expenses	22,585	234	G	(12)	D	(26)	D	(32)	D			22,749
Sales and marketing	46,672	153	G	(395)	D	(471)	D	(707)	D			45,252
General and administrative	40,981	254	G	(263)	D	(252)	D	(350)	D			40,370
Property taxes, insurance, rent and other	49,851	125	G	(183)	D	(177)	D	(121)	D			49,495
Repairs and maintenance	15,741	93	G	(94)	D	(147)	D	(199)	D			15,394
Utilities	12,376	132	G	(170)	D	(86)	D	(119)	D			12,133
Management fees	13,824	55	G	(55)	D	(83)	D	(97)	D			13,644
Depreciation and amortization	60,272	299	G	(254)	D	(502)	D	(453)	D			59,362
Total Hotel Expenses	418,237	2,022		(2,116)		(2,467)		(3,201)				412,475
Other Operating Expenses
Asset management fees to affiliate and other expenses	11,740	54	H	(30)	D	(70)	D	(51)	D			11,643
Corporate general and administrative expenses	8,978	—		—		—		—				8,978
Impairment charges	4,112	—		(582)	D	(2,635)	D	(895)	D			—
Acquisition-related expenses	3,727	(3,727)	I	—		—		—				—
Total Other Operating Expenses	28,557	(3,673)		(612)		(2,705)		(946)				20,621
Operating Income	49,007	3,498		281		2,408		278				55,472
Other Income and (Expenses)
Interest expense	(48,542)	(282)	J	304	D	295	D	313	D			(47,912)
Equity in earnings of equity method investments in real estate	4,976	—		—		—		—				4,976
Net loss on extinguishment of debt	(2,268)	—		—		—		—				(2,268)
Other income	22	—		—		—		—				22
Total Other Income and (Expenses)	(45,812)	(282)		304		295		313				(45,182)
Income from Operations Before Income Taxes	3,195	3,216		585		2,703		591				10,290
Provision for income taxes	(3,041)	(26)	K	—		(24)	D	—				(3,091)
Net Income	154	3,190		585		2,679		591				7,199
Income attributable to noncontrolling interests	(2,039)	—		—		—		—				(2,039)
Net (Loss) Income Attributable to CWI Stockholders	$(1,885)	$3,190		$585		$2,679		$591				$5,160
Basic and Diluted (Loss) Income Per Share	$(0.01)											$0.03
Basic and Diluted Weighted-Average Shares Outstanding	134,329,382									16,067,766	L	150,397,148

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

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CAREY WATERMARK INVESTORS INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
For the Year Ended December 31, 2015
(in thousands except share and per share amounts)
		Pro Forma Adjustments (Including Pre-Acquisition Historical Amounts)
	CWI Historical	2015 Acquisitions		2016 Acquisition		Hampton Inn Birmingham Colonnade Disposition		Hampton Inn Frisco Legacy Park Disposition		Hilton Garden Inn Baton Rouge Airport Disposition		Weighted Average Shares		Pro Forma

Hotel Revenues
Rooms	$379,150	$15,141	F	$10,974	F	$(3,188)	E	$(3,581)	E	$(3,987)	E			$394,509
Food and beverage	118,817	4,705	F	6,546	F	—	E	—	E	(637)	E			129,431
Other operating revenue	44,136	469	F	4,020	F	(55)	E	(60)	E	(46)	E			48,464
Total Hotel Revenues	542,103	20,315		21,540		(3,243)		(3,641)		(4,670)				572,404
Operating Expenses
Hotel Expenses
Rooms	82,822	2,548	G	2,791	G	(943)	E	(966)	E	(953)	E			85,299
Food and beverage	86,694	3,188	G	4,210	G	—	E	—	E	(607)	E			93,485
Other hotel operating expenses	24,818	120	G	2,034	G	(15)	E	(39)	E	(46)	E			26,872
Sales and marketing	54,012	2,273	G	1,431	G	(559)	E	(596)	E	(793)	E			55,768
General and administrative	47,298	1,714	G	1,710	G	(325)	E	(297)	E	(439)	E			49,661
Property taxes, insurance, rent and other	54,600	1,156	G	857	G	(216)	E	(211)	E	(201)	E			55,985
Repairs and maintenance	19,335	680	G	910	G	(139)	E	(172)	E	(254)	E			20,360
Utilities	14,875	514	G	882	G	(214)	E	(128)	E	(154)	E			15,775
Management fees	13,682	609	G	646	G	(65)	E	(109)	E	(140)	E			14,623
Depreciation and amortization	69,530	2,834	G	2,313	G	(499)	E	(686)	E	(614)	E			72,878
Total Hotel Expenses	467,666	15,636		17,784		(2,975)		(3,204)		(4,201)				490,706
Other Operating Expenses
Asset management fees to affiliate and other expenses	12,583	515	H	421	H	(40)	E	(69)	E	(68)	E			13,342
Corporate general and administrative expenses	11,906	—		—		—		—		—				11,906
Impairment charge	6,143	—		—		(6,143)	E	—		—				—
Acquisition-related expenses	19,868	(8,649)	I	(223)	I	—		—		—				10,996
Total Other Operating Expenses	50,500	(8,134)		198		(6,183)		(69)		(68)				36,244
Operating Income	23,937	12,813		3,558		5,915		(368)		(401)				45,454
Other Income and (Expenses)
Interest expense	(54,514)	(2,609)	J	(2,180)	J	413	E	402	E	425	E			(58,063)
Equity in earnings of equity method investments in real estate	2,418	—		—		—		—		—				2,418
Net gain on extinguishment of debt	1,840	—		—		—		—		—				1,840
Other income	2,446	—		—		—		—		—				2,446
	(47,810)	(2,609)		(2,180)		413		402		425				(51,359)
(Loss) Income from Operations Before Income Taxes	(23,873)	10,204		1,378		6,328		34		24				(5,905)
(Provision for) benefit from income taxes	(6,767)	(262)	K	(299)	K	—		29	E	—				(7,299)
Net (Loss) Income	(30,640)	9,942		1,079		6,328		63		24				(13,204)
Loss attributable to noncontrolling interests	4,915	—		—		—		—		—				4,915
Net (Loss) Income Attributable to CWI Stockholders	$(25,725)	$9,942		$1,079		$6,328		$63		$24				$(8,289)
Basic and Diluted Loss Per Share	$(0.20)													$(0.06)
Basic and Diluted Weighted-Average Shares Outstanding	131,296,033											16,067,766	L	147,363,799

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

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CAREY WATERMARK INVESTORS INCORPORATED

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

Note 1. Basis of Presentation

The pro forma condensed consolidated balance sheet as of September 30, 2016 and the pro forma condensed consolidated statement of operations for the nine months ended September 30, 2016 were derived from our historical consolidated financial statements included in our Quarterly Report on Form 10-Q as of and for the nine months ended September 30, 2016. The pro forma condensed consolidated statement of operations for the year ended December 31, 2015 was derived from our historical consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2015.

Note 2. Pro Forma Adjustments for Dispositions

On February 1, 2017, CWI sold its 100% ownership interests in the Hampton Inn Birmingham Colonnade, the Hampton Inn Frisco Legacy Park and the Hilton Garden Inn Baton Rouge Airport to an unaffiliated third party for a contractual sales price of $33.0 million and net proceeds of approximately $7.7 million.

Balance Sheet Adjustments

A.     These adjustments represent the elimination of the assets and liabilities of the three properties sold, which were recorded as assets and liabilities held for sale at September 30, 2016.

B.     The pro forma adjustment to cash was calculated as follows:

	Hampton Inn Birmingham Colonnade Disposition	Hampton Inn Frisco Legacy Park Disposition	Hilton Garden Inn Baton Rouge Airport Disposition
Gross proceeds from purchaser, net of closing costs (inclusive of closing prorations)	$7,936	$13,153	$13,098
Less: Debt assumed by purchaser	(8,771)	(8,585)	(9,145)
Net proceeds from purchaser, net of closing costs	(835)	4,568	3,953
Changes in working capital	(95)	(134)	(234)
Net pro forma cash proceeds from purchaser, net of closing costs	$(930)	$4,434	$3,719

C.     The adjustments to distributions and accumulated losses are not reflected in the pro forma condensed consolidated statements of operations as the effect of the transaction is nonrecurring.

Statements of Operations Adjustments

D.     These adjustments represent the elimination of the revenue and expenses of the three properties sold that were recorded during the nine months ended September 30, 2016.

E.     These adjustments represent the elimination of the revenue and expenses of the three properties sold that were recorded during the year ended December 31, 2015.

Note 3. Pro Forma Adjustments for Acquisitions

2015 Acquisitions

On February 12, 2015, March 19, 2015 and November 20, 2015, we acquired controlling interests in three hotels: Westin Minneapolis, Westin Pasadena and Le Méridien Dallas, The Stoneleigh, respectively, from HEI Hotels & Resorts, an unaffiliated third party (collectively, our "2015 Acquisitions").

All of the transactions noted above are reflected in our historical consolidated balance sheet at September 30, 2016 and, therefore, no pro forma adjustments to our historical consolidated balance sheet as of September 30, 2016 were required. In addition, all of the transactions noted above are reflected in our historical consolidated statement of operations for the year ended December 31, 2015 from their respective dates of acquisition through December 31, 2015 and fully reflected in our historical consolidated statement

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Notes to Pro Forma Condensed Consolidated Financial Statements

of operations for the nine months ended September 30, 2016. We made pro forma adjustments F through L below to reflect the impact on our results of operations had these acquisitions been made on January 1, 2015.

2016 Acquisition

On February 17, 2016, we acquired a 100% interest in Equinox, A Luxury Collection Golf Resort & Spa, or Equinox, from HEI Hotels & Resorts, an unaffiliated third party (our "2016 Acquisition").

The transaction noted above is reflected in our historical consolidated balance sheet at September 30, 2016 and, therefore, no pro forma adjustments to our historical consolidated balance sheet as of September 30, 2016 were required. In addition, the transaction noted above is reflected in our historical consolidated statement of operations for the nine months ended September 30, 2016 from the respective date of acquisition through September 30, 2016. We made pro forma adjustments F through L below to reflect the impact on our results of operations had this acquisition been made on January 1, 2015.

F. Hotel Revenue

Pro forma adjustments for hotel revenue are derived from the historical financial statements of each of our investments. The following pro forma adjustments for the nine months ended September 30, 2016 and the year ended December 31, 2015 represent the hotel revenues that would have been incurred in addition to those presented in our historical consolidated financial statements, when applicable (in thousands):

Pre-Acquisition Historical
Nine Months Ended September 30, 2016
2016 Acquisition
Rooms	$1,056
Food and beverage	397
Other operating revenue	394
$1,847

	Pre-Acquisition Historical
	Year Ended December 31, 2015
	2015 Acquisitions	2016 Acquisition
Rooms	$15,141	$10,974
Food and beverage	4,705	6,546
Other operating revenue	469	4,020
	$20,315	$21,540

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Notes to Pro Forma Condensed Consolidated Financial Statements

G. Hotel Expenses

Pro forma adjustments for hotel expenses are derived from the historical financial statements of our investments except for those related to depreciation and amortization, sales and marketing, and management fees, as illustrated below. The following pro forma adjustments for the nine months ended September 30, 2016 and the year ended December 31, 2015 represent the incremental hotel expenses that would have been incurred in addition to those presented in our historical consolidated financial statements, when applicable (in thousands):

Pre-Acquisition Historical
Nine Months Ended September 30, 2016
2016 Acquisition
Rooms	$313
Food and beverage	364
Other hotel operating expenses	234
General and administrative	254
Property taxes, insurance, rent and other	125
Repairs and maintenance	93
Utilities	132
$1,515

	Pre-Acquisition Historical
	Year Ended December 31, 2015
	2015 Acquisitions	2016 Acquisition
Rooms	$2,548	$2,791
Food and beverage	3,188	4,210
Other hotel operating expenses	120	2,034
General and administrative	1,714	1,710
Property taxes, insurance, rent and other	1,156	857
Repairs and maintenance	680	910
Utilities	514	882
	$9,920	$13,394

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Notes to Pro Forma Condensed Consolidated Financial Statements

Adjusted Hotel Expenses

Pro forma adjustments for sales and marketing and management fees reflect expenses resulting from franchise and management agreements, respectively, entered into upon acquisition, when applicable. Pro forma adjustments for depreciation and amortization reflect depreciation and amortization of the acquired assets at fair value on a straight-line basis using the estimated useful lives of the properties (limited to 40 years for buildings and ranging generally from four years up to the remaining life of the building at the time of addition for building improvements), site improvements (generally four to 15 years) and furniture, fixtures and equipment (generally one to 12 years). The following pro forma adjustments for the nine months ended September 30, 2016 and the year ended December 31, 2015 represent the hotel expenses that would have been incurred in addition to those presented in our historical consolidated financial statements, when applicable (in thousands):

Nine Months Ended September 30, 2016
2016 Acquisition
Sales and marketing - pre-acquisition historical	$159
Sales and marketing - pro forma adjustments	(6)
Sales and marketing - pro forma results	$153

Management fees - pre-acquisition historical	$55
Management fees - pro forma adjustments	—
Management fees - pro forma results	$55

Depreciation and amortization - pre-acquisition historical	$471
Depreciation and amortization - pro forma adjustments	(172)
Depreciation and amortization - pro forma results	$299

	Year Ended December 31, 2015
	2015 Acquisitions	2016 Acquisition
Sales and marketing - pre-acquisition historical	$2,143	1,482
Sales and marketing - pro forma adjustments	130	(51)
Sales and marketing - pro forma results	$2,273	$1,431

Management fees - pre-acquisition historical	$626	$646
Management fees - pro forma adjustments	(17)	—
Management fees - pro forma results	$609	$646

Depreciation and amortization - pre-acquisition historical	$2,560	$3,639
Depreciation and amortization - pro forma adjustments	274	(1,326)
Depreciation and amortization - pro forma results	$2,834	$2,313

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Notes to Pro Forma Condensed Consolidated Financial Statements

H. Asset Management Fees

We pay our advisor an annual asset management fee equal to 0.50% of the aggregate average market value of our investments. Pro forma adjustments for such fees are reflected in the accompanying pro forma condensed consolidated statement of operations in order to reflect what the fee would have been had the acquisition of investments occurred on January 1, 2015. The following pro forma adjustments for the nine months ended September 30, 2016 and year ended December 31, 2015 represent incremental asset management fees that would have been incurred in addition to asset management fees presented in our historical consolidated financial statements (in thousands):

Nine Months Ended September 30, 2016
2016 Acquisition
Asset management fee expense - pre-acquisition historical	$—
Asset management fee expense - pro forma adjustments	54
Asset management fee expense - pro forma results	$54

	Year Ended December 31, 2015
	2015 Acquisitions	2016 Acquisition
Asset management fee expense - pre-acquisition historical	$60	$—
Asset management fee expense - pro forma adjustments	455	421
Asset management fee expense - pro forma results	$515	$421

I. Acquisition-Related Expenses

Acquisition costs of $3.7 million related to our 2016 Acquisition, which are non-recurring in nature, are reflected in our historical consolidated statement of operations for the nine months ended September 30, 2016. For the year ended December 31, 2015, $8.6 million and $0.2 million of acquisition costs related to our 2015 Acquisitions and 2016 Acquisition, respectively, are reflected in our historical consolidated statement of operations. We have reflected a pro forma adjustment to exclude these non-recurring charges from our pro forma condensed consolidated statement of operations.

J. Interest Expense

The following pro forma adjustments for the nine months ended September 30, 2016 and year ended December 31, 2015 represent the incremental interest expense that would have been incurred in addition to the amount presented in our historical consolidated financial statements (in thousands):

Nine Months Ended September 30, 2016
2016 Acquisition
Interest expense - pre-acquisition historical	$136
Interest expense - pro forma adjustments	146
Interest expense - pro forma results	$282

	Year Ended December 31, 2015
	2015 Acquisitions	2016 Acquisition
Interest expense - pre-acquisition historical	$1,699	$1,055
Interest expense - pro forma adjustments	910	1,125
Interest expense - pro forma results	$2,609	$2,180

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Notes to Pro Forma Condensed Consolidated Financial Statements

K. Provision for Income Taxes

We have reflected pro forma adjustments related to our investments based upon an estimated effective tax rate, which takes into account the fact that certain activities are taxable and other activities are pass-through items for income tax purposes. The following pro forma adjustments for the nine months ended September 30, 2016 and year ended December 31, 2015 reflect the incremental income tax provisions that would have been incurred, based on the new entity structure, in addition to the amounts presented in our historical consolidated financial statements, if any (in thousands):

Nine Months Ended September 30, 2016
2016 Acquisition
Provision for income taxes - pre-acquisition historical	$—
Provision for income taxes - pro forma adjustments	26
Provision for income taxes - pro forma results	$26

	Year Ended December 31, 2015
	2015 Acquisitions	2016 Acquisition
Provision for income taxes - pre-acquisition historical	$—	$—
Provision for income taxes - pro forma adjustments	262	299
Provision for income taxes - pro forma results	$262	$299

L. Weighted-Average Shares

The pro forma weighted-average shares outstanding were determined as if the number of shares required to raise the funds used for each acquisition included in these pro forma condensed consolidated financial statements were issued on January 1, 2015.

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